EXHIBIT 99.8
                                 ------------

                              A New Confirmation

[CREDITSUISSE LOGO]                CREDIT SUISSE INTERNATIONAL

                                   One Cabot Square,   Telephone 020 7888 8888
                                   London E14 4QJ        www.credit-suisse.com

                                                                 30 March 2006

The Bank of New York as Corridor Contract Administrator under the Corridor Contract Administration Agreement between Credit Suisse Securities (USA) LLC, The Bank of New York as trustee for Alternative Loan Trust 2006-7CB and The Bank of New York as Corridor Contract
Administrator, dated 30 March 2006

101 Barclay Street 8W
New York, NY 10286

External ID: 53113176N3

------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Bank of New York as Corridor Contract Administrator under the Corridor Contract Administration Agreement between Credit Suisse Securities (USA) LLC, The Bank of New York as trustee for Alternative Loan Trust 2006-7CB and The Bank of New York as Corridor Contract Administrator, dated 30 March 2006.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 March 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                                                    Registered Office as above
                         with unlimited liability in England under No. 2500199
                  Authorised and Regulated by the Financial Services Authority
                                                        VAT No: GB 447 0737 41

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[CREDITSUISSE LOGO]

          Transaction Type:             Rate Cap Transaction

          Notional Amount:              USD 40,000,000 subject to amortization
                                        as set out in the Additional Terms.

          Trade Date:                   22 March 2006

          Effective Date:               30 March 2006

          Termination Date:             25 January 2015, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention,
                                        using no Adjustment of Period End
                                        Dates.

     Fixed Amounts:

          Fixed Rate Payer:             Counterparty

          Fixed Rate Payer
          Payment Date:                 30 March 2006, subject to adjustment
                                        in accordance with the Modified
                                        Following Business Day Convention

          Fixed Amount:                 USD 228,000

     Floating Amounts:

          Floating Rate Payer:          CSIN

          Floating Rate Payer
          Period End Dates:             The 25th of
                                        each month, commencing
                                        on 25 April 2006, and
                                        ending on the
                                        Termination Date,
                                        inclusive, subject to
                                        adjustment in
                                        accordance with the
                                        Modified Following
                                        Business Day Convention
                                        using, no Adjustment of
                                        Period End Dates.

          Floating Rate Payer
          Payment Dates:                One Business Day prior to the Floating
                                        Rate Payer Period End Dates.

          Cap Rate:                     5.30 %

          Floating Rate Option:         USD-LIBOR-BBA, subject to a maximum
                                        rate of 8.80 %


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[CREDITSUISSE LOGO]

          Designated Maturity:          1 month

          Spread:                       None

          Floating Rate
          Day Count Fraction:           30/360

          Reset Dates:                  The first day of each Calculation
                                        Period

          Compounding:                  Inapplicable

     Business Days:                     New York

     Account Details:

          Payments to CSIN:             As advised separately in writing

          Payments to Counterparty:     The Bank of New York
                                        New York, NY
                                        ABA# 021-000-018
                                        GLA# 111-565
                                        For Further Credit:  TAS A/C 580492
                                        Attn: Arthur Rea 212-815-4800
                                        Fax:  212 815-3986

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.


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[CREDITSUISSE LOGO]

                               ADDITIONAL TERMS

------------------------------------- -----------------------------------
    Calculation Period up to but              Notional Amount:
 excluding the Period End scheduled
            to occur on:
------------------------------------- -----------------------------------
              25-Apr-06                         40,000,000.00
------------------------------------- -----------------------------------
              25-May-06                         39,718,279.76
------------------------------------- -----------------------------------
              25-Jun-06                         39,440,973.35
------------------------------------- -----------------------------------
              25-Jul-06                         39,168,080.72
------------------------------------- -----------------------------------
              25-Aug-06                         38,899,574.16
------------------------------------- -----------------------------------
              25-Sep-06                         38,635,426.14
------------------------------------- -----------------------------------
              25-Oct-06                         38,375,609.29
------------------------------------- -----------------------------------
              25-Nov-06                         38,120,096.40
------------------------------------- -----------------------------------
              25-Dec-06                         37,868,860.41
------------------------------------- -----------------------------------
              25-Jan-07                         36,923,864.61
------------------------------------- -----------------------------------
              25-Feb-07                         35,711,708.66
------------------------------------- -----------------------------------
              25-Mar-07                         34,467,711.04
------------------------------------- -----------------------------------
              25-Apr-07                         33,252,622.05
------------------------------------- -----------------------------------
              25-May-07                         32,065,962.94
------------------------------------- -----------------------------------
              25-Jun-07                         30,907,262.87
------------------------------------- -----------------------------------
              25-Jul-07                         29,776,058.79
------------------------------------- -----------------------------------
              25-Aug-07                         28,671,895.28
------------------------------------- -----------------------------------
              25-Sep-07                         27,594,324.46
------------------------------------- -----------------------------------
              25-Oct-07                         26,542,905.84
------------------------------------- -----------------------------------
              25-Nov-07                         25,517,206.21
------------------------------------- -----------------------------------
              25-Dec-07                         24,516,799.50
------------------------------------- -----------------------------------
              25-Jan-08                         23,541,266.72
------------------------------------- -----------------------------------
              25-Feb-08                         22,590,195.76
------------------------------------- -----------------------------------
              25-Mar-08                         21,663,181.33
------------------------------------- -----------------------------------
              25-Apr-08                         20,759,824.87
------------------------------------- -----------------------------------
              25-May-08                         19,879,734.36
------------------------------------- -----------------------------------


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[CREDITSUISSE LOGO]

------------------------------------- -----------------------------------
    Calculation Period up to but              Notional Amount:
 excluding the Period End scheduled
            to occur on:
------------------------------------- -----------------------------------
              25-Jun-08                         19,022,524.28
------------------------------------- -----------------------------------
              25-Jul-08                         18,187,815.49
------------------------------------- -----------------------------------
              25-Aug-08                         17,375,235.09
------------------------------------- -----------------------------------
              25-Sep-08                         16,584,416.38
------------------------------------- -----------------------------------
              25-Oct-08                         15,814,998.68
------------------------------------- -----------------------------------
              25-Nov-08                         15,066,627.31
------------------------------------- -----------------------------------
              25-Dec-08                         14,338,953.42
------------------------------------- -----------------------------------
              25-Jan-09                         13,631,633.96
------------------------------------- -----------------------------------
              25-Feb-09                         12,944,331.51
------------------------------------- -----------------------------------
              25-Mar-09                         12,276,714.28
------------------------------------- -----------------------------------
              25-Apr-09                         11,628,455.91
------------------------------------- -----------------------------------
              25-May-09                         10,999,235.49
------------------------------------- -----------------------------------
              25-Jun-09                         10,388,737.37
------------------------------------- -----------------------------------
              25-Jul-09                         9,796,651.16
------------------------------------- -----------------------------------
              25-Aug-09                         9,222,671.56
------------------------------------- -----------------------------------
              25-Sep-09                         8,666,498.37
------------------------------------- -----------------------------------
              25-Oct-09                         8,127,836.31
------------------------------------- -----------------------------------
              25-Nov-09                         7,606,395.00
------------------------------------- -----------------------------------
              25-Dec-09                         7,101,888.87
------------------------------------- -----------------------------------
              25-Jan-10                         6,614,037.08
------------------------------------- -----------------------------------
              25-Feb-10                         6,142,563.41
------------------------------------- -----------------------------------
              25-Mar-10                         5,687,196.23
------------------------------------- -----------------------------------
              25-Apr-10                         5,247,668.39
------------------------------------- -----------------------------------
              25-May-10                         4,823,717.18
------------------------------------- -----------------------------------
              25-Jun-10                         4,415,084.23
------------------------------------- -----------------------------------
              25-Jul-10                         4,021,515.42
------------------------------------- -----------------------------------
              25-Aug-10                         3,642,760.88
------------------------------------- -----------------------------------
              25-Sep-10                         3,278,574.83
------------------------------------- -----------------------------------
              25-Oct-10                         2,928,715.60
------------------------------------- -----------------------------------


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[CREDITSUISSE LOGO]

------------------------------------- -----------------------------------
    Calculation Period up to but              Notional Amount:
 excluding the Period End scheduled
            to occur on:
------------------------------------- -----------------------------------
              25-Nov-10                         2,592,945.49
------------------------------------- -----------------------------------
              25-Dec-10                         2,271,030.74
------------------------------------- -----------------------------------
              25-Jan-11                         1,962,741.47
------------------------------------- -----------------------------------
              25-Feb-11                         1,667,851.59
------------------------------------- -----------------------------------
              25-Mar-11                         1,386,138.78
------------------------------------- -----------------------------------
              25-Apr-11                         1,117,384.37
------------------------------------- -----------------------------------
              25-May-11                          975,133.91
------------------------------------- -----------------------------------
              25-Jun-11                          844,825.82
------------------------------------- -----------------------------------
              25-Jul-11                          726,254.86
------------------------------------- -----------------------------------
              25-Aug-11                          619,219.18
------------------------------------- -----------------------------------
              25-Sep-11                          523,520.34
------------------------------------- -----------------------------------
              25-Oct-11                          438,963.21
------------------------------------- -----------------------------------
              25-Nov-11                          365,355.89
------------------------------------- -----------------------------------
              25-Dec-11                          302,509.73
------------------------------------- -----------------------------------
              25-Jan-12                          250,239.22
------------------------------------- -----------------------------------
              25-Feb-12                          208,361.95
------------------------------------- -----------------------------------
              25-Mar-12                          176,698.56
------------------------------------- -----------------------------------
              25-Apr-12                          155,072.70
------------------------------------- -----------------------------------
              25-May-12                          155,026.32
------------------------------------- -----------------------------------
              25-Jun-12                          154,980.88
------------------------------------- -----------------------------------
              25-Jul-12                          154,936.34
------------------------------------- -----------------------------------
              25-Aug-12                          154,892.69
------------------------------------- -----------------------------------
              25-Sep-12                          154,849.93
------------------------------------- -----------------------------------
              25-Oct-12                          154,808.03
------------------------------------- -----------------------------------
              25-Nov-12                          154,766.97
------------------------------------- -----------------------------------
              25-Dec-12                          154,726.75
------------------------------------- -----------------------------------
              25-Jan-13                          154,687.34
------------------------------------- -----------------------------------
              25-Feb-13                          154,648.74
------------------------------------- -----------------------------------
              25-Mar-13                          154,610.93
------------------------------------- -----------------------------------


                                                                             7
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[CREDITSUISSE LOGO]

------------------------------------- -----------------------------------
    Calculation Period up to but              Notional Amount:
 excluding the Period End scheduled
            to occur on:
------------------------------------- -----------------------------------
              25-Apr-13                          154,573.89
------------------------------------- -----------------------------------
              25-May-13                          154,544.19
------------------------------------- -----------------------------------
              25-Jun-13                          154,515.13
------------------------------------- -----------------------------------
              25-Jul-13                          154,486.70
------------------------------------- -----------------------------------
              25-Aug-13                          154,458.87
------------------------------------- -----------------------------------
              25-Sep-13                          154,431.64
------------------------------------- -----------------------------------
              25-Oct-13                          154,405.01
------------------------------------- -----------------------------------
              25-Nov-13                          154,378.95
------------------------------------- -----------------------------------
              25-Dec-13                          154,353.46
------------------------------------- -----------------------------------
              25-Jan-14                          154,328.52
------------------------------------- -----------------------------------
              25-Feb-14                          154,304.13
------------------------------------- -----------------------------------
              25-Mar-14                          154,280.27
------------------------------------- -----------------------------------
              25-Apr-14                          154,256.94
------------------------------------- -----------------------------------
              25-May-14                          154,239.95
------------------------------------- -----------------------------------
              25-Jun-14                          154,223.33
------------------------------------- -----------------------------------
              25-Jul-14                          154,207.06
------------------------------------- -----------------------------------
              25-Aug-14                          154,191.15
------------------------------------- -----------------------------------
              25-Sep-14                          154,175.58
------------------------------------- -----------------------------------
              25-Oct-14                          154,160.35
------------------------------------- -----------------------------------
              25-Nov-14                          154,145.45
------------------------------------- -----------------------------------
              25-Dec-14                          154,130.88
------------------------------------- -----------------------------------
              25-Jan-15                           69,825.62
------------------------------------- -----------------------------------


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[CREDITSUISSE LOGO]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       Yours faithfully,

                                       Credit Suisse International

                                       By:/s/ Steve J. Reis
                                          -----------------------------------
                                          Name:  Steven J. Reis
                                          Title: Authorized Signatory

Confirmed as of the date first written above:

The Bank of New York as Corridor Contract Administrator under the Corridor Contract Administration Agreement between Credit Suisse Securities (USA) LLC, The Bank of New York as trustee for Alternative Loan Trust 2006-7CB and The Bank of New York Corridor as Contract Administrator, dated 30 March 2006

By:/s/ Maria Tokarz
   -----------------------------------------
   Name:  Maria Tokarz
   Title: Assistant Treasurer

Our Reference No: External ID: 53113176N3 / Risk ID: 447427534 & 447427536


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